SUPPLEMENT TO
FIDELITY CAPITAL &
INCOME FUND'S
JUNE 26, 1996
PROSPECTUS
EFFECTIVE JULY 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE CAPITAL & INCOME FUND'S INDIVIDUAL MANAGEMENT FEE RATE FROM .55% TO .45%.
The following information replaces the similar information found in the "Key Facts" section under the heading "Expenses" found on page 4.
The following are projections based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee                  .60%

12b-1 fee                       None

Other expenses                  .28%

Total fund operating expenses   .88%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $ 9

After 3 years    $ 28

After 5 years    $ 49

After 10 years   $ 10
                 8

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
   The following information supplements the information found in the "Securities and Investment Practices" section of "Investment Principles and Risks" beginning on page 9.
    CASH MANAGEMENT.    The fund may invest in money market securities, in
repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces the third paragraph under the heading "Management Fee" beginning on page 14.
For April 1996, the group fee rate was .1458%. Effective July 1, 1996, the individual fund fee rate is .45%. The total management fee rate for fiscal 1996 was .70%.
   The following information replaces similar information found in "How to Buy Shares" on page 18.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES", PAGE 23.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "How to Sell Shares" on page 20.
    IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES,    leave at least
$    2,000    worth of shares in the account to keep it open ($500 for
retirement accounts).
The following information replaces similar information found in "Transaction Details" on page 27.
    FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE    of
$12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of Uniform Gifts/Transfers to Minors Act account.
    IF YOUR ACCOUNT BALANCE FALLS BELOW    $    2,000   , you will be given
30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY CAPITAL & INCOME FUND
A FUND OF FIDELITY SUMMER STREET TRUST
SUPPLEMENT TO THE JUNE 26, 1996 STATEMENT OF ADDITIONAL INFORMATION

MANAGEMENT CONTRACT. Effective July 1, 1996, FMR voluntarily agreed to reduce Capital & Income Fund's individual management fee rate from .55% to
 .45%.
   The following non-fundamental limit replaces non-fundamental limit (vii) in the "Investment Policies and Limitations" section beginning on page 3.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information found on page
22.
The individual fund fee rate is .45%. Based on the average group net assets of the funds advised by FMR for April 1996, the annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund          Management Fee
                       Fee Rate                 Rate

 .1458%           +     .45%               =     .5958%